UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2004
                                                          --------------


                         Environmental Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-15472                     75-3117389
--------                         -------                     ----------
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               File Number)                 Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



( c) Exhibits

99   Press Release of Environmental Power Corporation ("POWR") dated March 17,
        2004

Item 9. Regulation FD Disclosure

The Press Release attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

                                    SIGNATURE


     Pursuant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Environmental Power Corporation
                                                 /s/ Donald A. Livingston
                                                 ------------------------
                                                 Executive Vice President